SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): February 12, 2004

                     VASCO DATA SECURITY INTERNATIONAL, INC.

               (Exact name of registrant as specified in charter)

       Delaware                   000-24389                      36-4169320
       --------                   ---------                      ----------
 (State or other juris-          (Commission                   (IRS Employer
diction of incorporation)        File Number)                Identification No.)


   1901 South Meyers Road, Suite 210
       Oakbrook Terrace, Illinois                                 60181
----------------------------------------------                    -----
Address of principal executive offices)                         (Zip Code)


Registrant's telephone number, including area code:  (630) 932-8844



                                       N/A
          (Former name or former address, if changed since last report)

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

(c)      Exhibits

         Exhibit
         Number        Description
         ------        --------------------------------------------------------
         99.1          Press release, dated February 12, 2004, providing
                       financial update of VASCO Data Security International,
                       Inc. for the fourth quarter and full year December 31, 2003.

         99.2          Text of script for February 12, 2004 Earnings Conference
                       Call


ITEM 9. REGULATION FD DISCLOSURE.

This Current Report on Form 8-K is being furnished pursuant to Item 12. See "ITEM 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION" below.

ITEM 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

On February 12, 2004, VASCO Data Security International, Inc. (VASCO) issued a press release providing a financial update for the fourth quarter and full year ended December 31, 2003. The full text of the press release is attached as
Exhibit 99.1 to this Report.

On February 12, 2004, VASCO held a conference call with investors to discuss VASCO's fourth quarter earnings and results of operations for the twelve months of 2003. A script read by officers of VASCO during the conference call is furnished as Exhibit 99.2 to this Current Report on Form 8-K.

The press release contains a reference to EBITDA from continuing operations and provides a reconciliation of EBITDA from continuing operations to net income
(loss) from continuing operations on the face of the Consolidated Statement of Operations. EBITDA is used by management for comparisons to other companies within our industry as an alternative to GAAP measures and is used by investors and analysts in evaluating performance. EBITDA, which is earnings before interest, taxes, depreciation and amortization, is computed by adding back net interest expense, income tax expense, depreciation expense, and amortization expense to net income as reported. EBITDA should be considered in addition to, but not as a substitute for, other measures of financial performance reported in accordance with accounting principles generally accepted in the United States. EBITDA, as defined above, may not be comparable to similarly titled measures reported by other companies.

                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 12, 2004       VASCO Data Security International, Inc.
                              ---------------------------------------
                              (Registrant)


                              By: /s/Clifford K. Bown
                                  --------------------------------
                                  Clifford K. Bown
                                  Chief Financial Officer

                                 EXHIBIT INDEX

Exhibit No.   Description
-----------   -----------

99.1 Press release, dated February 12, 2004, announcing financial update of VASCO Data Security International, Inc. for the fourth quarter and full year ended December 31, 2003.

99.2          Text of script for February 12, 2004 Earnings Conference
              Call.